UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: July 20, 2006

HENDRX CORP.

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-50546 (Commission File Number)	86-0914052 (IRS Employer Identification Number)

2610-1066 West Hastings Street,  Vancouver, British Columbia V6E 3X2
(Address of principal executive offices)

(604) 682-4379
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

(a)     On July 20, 2006, Moen & Company, LLP. (“Moen”) resigned as Hendrx Corp.‘s (“Company”) independent registered public accounting firm.

The reports of Moen on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2004 and 2005 through July 20, 2006, there were no disagreements with Moen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moen, would have caused Moen to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such periods.

The Company has requested that Moen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.

(b)     On August 1, 2006, upon the authorization and approval of the board of directors, the Company engaged Chisholm, Bierwolf & Nilson, LLC. (“Chisholm”) as its independent registered public accounting firm.

No consultations occurred between the Company and Chisholm during the years ended December 31, 2004 and 2005 and through August 1, 2006, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

Exhibit           Page

No.                 No.              Description

16                    4                 Letter from Moen & Company, LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hendrx Corp.

Signature                                                             Date

By: /s/ George Solymar                                          August 4, 2006

Name: George Solymar

Title: Chief Executive Officer

EXHIBIT 16

August 4, 2006

Securities & Exchange Commission

Washington D.C. 20549

Ladies and Gentlemen:

We were previously the independent registered public accounting firm of Hendrx Corp. and on April 17, 2006, we reported on the balance sheets of Hendrx Corp. as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended. On July 20, 2006 we resigned as the independent registered public accounting firm of Hendrx Corp. We have read Hendrx Corp.‘s statements included under Item 4.01 of its Form 8-K dated August 4, 2006, and we agree with such statements, except that we are not in a position to agree or disagree with Hendrx Corp.‘s statements related to the engagement of Chisholm, Bierwolf & Nilson, LLC. as their independent registered public accounting firm.

Very truly yours,

/s/ Moen & Company, LLP

MOEN & COMPANY, LLP.

4